UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

THESEUS PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED APRIL 14, 2023
April   , 2023
To the Stockholders of Theseus Pharmaceuticals, Inc.:
It is my pleasure to invite you to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Theseus Pharmaceuticals, Inc., to be held on Friday, June 9, 2023 at 10:00 a.m. (Eastern Daylight Time). The Annual Meeting will be completely virtual. You may attend the virtual meeting, submit questions, and vote your shares electronically during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/THRX2023 in advance of the meeting. In order to be able to attend the Annual Meeting, you will need the 16-digit control number, which is located on your Notice, on your proxy card or in the instructions accompanying your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxyvote.com.
Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
We are pleased to take advantage of the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders on the internet. On or around April   , 2023, we expect to mail to our stockholders an Important Notice Regarding the Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for the Annual Meeting and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The Notice also provides instructions on how to vote online or by telephone, how to access the virtual Annual Meeting, and how to receive a paper copy of the proxy materials by mail.
Whether or not you plan to virtually attend the meeting, your vote is very important and we encourage you to vote promptly. You may vote by proxy over the internet or by telephone, or, if you received paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on your proxy card (if you requested and received a printed copy of the proxy materials). If you virtually attend the meeting you will have the right to revoke your proxy and vote electronically during the meeting via the live webcast. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.
On behalf of your Board of Directors, thank you for your continued support and interest.
Sincerely,
/s/ Timothy P. Clackson

Timothy P. Clackson, Ph.D.
President and Chief Executive Officer
314 Main Street
Cambridge, Massachusetts 02142
T (857)-400-9491
www.theseusrx.com

Theseus Pharmaceuticals, Inc.
314 Main Street
Cambridge, Massachusetts 02142
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 9, 2023
To the Stockholders of Theseus Pharmaceuticals, Inc.:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Theseus Pharmaceuticals, Inc., a Delaware corporation. The meeting will be held on Friday, June 9, 2023, at 10:00 a.m. (Eastern Daylight Time). The Annual Meeting will be completely virtual. You may attend the meeting, submit questions, and vote your shares electronically during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/THRX2023 in advance of the meeting. In order to be able to attend the Annual Meeting, you will need the 16-digit control number, which is located on your Notice, on your proxy card or in the instructions accompanying your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxyvote.com. At the Annual Meeting our stockholders will be asked:
1.
To elect Carl Gordon and Michael Rome as Class II directors to serve until the 2026 annual meeting of stockholders or until their respective successor have been elected or appointed.

2.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

3.
To approve an amendment to our Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to the Delaware General Corporation Law.

4.
To conduct any other business properly brought before the meeting or any adjournment thereof.

These items of business are more fully described in our proxy statement for our Annual Meeting accompanying this Notice.
The record date for the Annual Meeting is April 13, 2023. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof.
Your Board of Directors is pleased to nominate Carl Gordon and Michael Rome as Class II directors on our Board of Directors.
Regardless of the number of shares you own, your VOTE is very important.   Therefore, even if you presently plan to virtually attend the Annual Meeting, please vote or submit your proxy by following the instructions in the Important Notice Regarding the Availability of Proxy Materials (the “Notice”) that you previously received as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. Telephone and internet voting are available. For specific instructions on voting, please refer to the instructions in the Notice or the proxy card. If you do virtually attend the Annual Meeting and wish to vote electronically, you may withdraw your proxy at that time.
Please read the attached Proxy Statement, as it contains important information you need to know to vote at the Annual Meeting.
By Order of our Board of Directors
/s/ Timothy P. Clackson Timothy P. Clackson, Ph.D. President and Chief Executive Officer
Cambridge, Massachusetts
April   , 2023

You are cordially invited to attend the virtual meeting. Whether or not you expect to attend the virtual meeting, please vote as soon as possible. We encourage you to vote via the internet. For further details, see “Questions and Answers about This Proxy Material and Voting.”
Theseus Pharmaceuticals, Inc.
314 Main Street
Cambridge, Massachusetts 02142
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 9, 2023
This proxy statement (this “Proxy Statement”) and proxy card are furnished in connection with the solicitation of proxies by our Board of Directors to be voted at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Theseus Pharmaceuticals, Inc. (sometimes referred to as “we,” “us,” the “Company” or “Theseus”), which will be held virtually on Friday, June 9, 2023, at 10:00 a.m. (Eastern Daylight Time) via live webcast by visiting www.virtualshareholdermeeting.com/THRX2023 in advance of the meeting. In order to be able to attend the Annual Meeting, you will need the 16-digit control number, which is located on your Notice, on your proxy card or in the instructions accompanying your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxyvote.com.
INTERNET AVAILABILITY OF PROXY MATERIALS
We are making this Proxy Statement and our annual report available to stockholders primarily via the internet, instead of mailing printed copies of those materials to each stockholder. This Proxy Statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (our “2022 Annual Report”) are available for viewing, printing and downloading at www.proxyvote.com. On or around April   , 2023, we intend to mail to our stockholders the Notice Regarding Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review this Proxy Statement and our 2022 Annual Report. The Notice also instructs you how you may submit your proxy over the internet or via telephone and how to vote online at the Annual Meeting. If you received a Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting those materials included in the Notice.
Additionally, you can find a copy of our 2022 Annual Report, which includes our financial statements for the fiscal year ended December 31, 2022, on the website of the Securities and Exchange Commission, at www.sec.gov, or in the “SEC Filings” section of the “Investors & Media” section of our website located at www.theseusrx.com. You may also obtain a printed copy of our 2022 Annual Report, including our financial statements, free of charge, from us by sending a written request to Attention: Corporate Secretary, Theseus Pharmaceuticals, Inc., 314 Main Street, Cambridge, Massachusetts 02142. Exhibits will be provided upon written request and payment of an appropriate processing fee.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 9, 2023.
This Proxy Statement and the 2022 Annual Report are available on-line at www.proxyvote.com.

Page
QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING	1
DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE	8
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	18
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	21
EXECUTIVE COMPENSATION	23
DIRECTOR COMPENSATION	28
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	30
Independent Registered Public Accounting Firm	31
Report of the Audit Committee of the Board of Directors	32
PROPOSAL 1 – Election of Directors	33
PROPOSAL 2 – Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023	34
PROPOSAL 3 – Approval of an Amendment to our Amended and Restated Certificate of Incorporation to Limit the Liability of Certain Officers of the Company as Permitted By Recent Amendments to the Delaware General Corporation Law	35
HOUSEHOLDING	37
STOCKHOLDER PROPOSALS	37
Other Matters	37
Appendix A	A-1

i

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
Why am I receiving these materials?
You have received these proxy materials because the Board of Directors (our “Board of Directors”) of Theseus Pharmaceuticals, Inc. (“we,” “us,” “our,” the “Company” or “Theseus”) is soliciting your proxy to vote at the 2023 Annual Meeting (the “Annual Meeting”). This proxy statement (this “Proxy Statement”), along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting. We have made available to you on the internet this Proxy Statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (our “2022 Annual Report”) because you owned shares of our common stock (“Common Stock”) on the record date of April 13, 2023.
Why did I receive an Important Notice of Regarding the Availability of Proxy Materials in the mail instead of a printed set of proxy materials?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we are permitted to furnish our proxy materials over the internet to our stockholders by delivering an Important Notice Regarding the Availability of Proxy Materials (the “Notice”) in the mail rather than mailing printed copies of a full set of proxy materials. The Notice instructs stockholders on how to access and review this Proxy Statement and our 2022 Annual Report over the internet at www.proxyvote.com. The Notice also instructs stockholders on how they may submit their proxy over the telephone or internet and vote online at the Annual Meeting. If a stockholder who received a Notice would like to receive a printed copy of our proxy materials, such stockholder should follow the instructions for requesting these materials contained in the Notice.
You can find directions on how to instruct us to send future proxy materials to you by email at www.proxyvote.com. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.
What is a virtual Annual Meeting?
The Annual Meeting will be conducted as a virtual meeting of stockholders by means of a live webcast. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location, improved communication and cost savings to our stockholders. You can virtually attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/THRX2023 in advance of the meeting. In order to be able to attend the Annual Meeting, you will need the 16-digit control number, which is located on your Notice, on your proxy card or in the instructions accompanying your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxyvote.com. There will not be a physical meeting location and you will not be able to attend in person.
We invite you to virtually attend the Annual Meeting and request that you vote on the proposals described in this Proxy Statement. However, you do not need to attend the virtual meeting to vote your shares. Instead, you may vote by internet, by telephone, or, if you requested and received paper copies of the proxy materials by mail, you may also vote by completing and mailing your proxy card.
The Annual Meeting starts at 10:00 a.m. (Eastern Daylight Time) on Friday, June 9, 2023. We encourage you to access the meeting website prior to the start time to allow time for check in. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.
To access the Annual Meeting, follow the instructions on your Notice or proxy card (if you requested and received a printed copy of the proxy materials).

If you wish to submit a question the day of the Annual Meeting, you may log in to the virtual meeting platform at www.virtualshareholdermeeting.com/THRX2023 using the procedure described above, type your question into the “Ask a Question” field, and click “Submit.” Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, are not pertinent to annual meeting matters and, therefore, will not be answered.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Stockholders of record — If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the “stockholder of record,” and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the Annual Meeting.
Beneficial owners — Many Theseus stockholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee (commonly referred to as being held in “street name”), you are considered the “beneficial owner” of such shares. The Notice was forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.
As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since beneficial owners are not stockholders of record, you may not vote your shares on your own behalf at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of the proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.
How many shares must be present or represented to conduct business at the Annual Meeting?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of all shares of Common Stock outstanding on April 13, 2023, the record date, are represented at the meeting by stockholders present online or by proxy. On the record date, there were in the aggregate 43,576,534 shares of Common Stock outstanding and entitled to vote. Thus, 21,788,268 shares of Common Stock must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the Annual Meeting. Abstentions, votes withheld, and broker non-votes will be counted towards the quorum requirement.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on April 13, 2023 will be entitled to vote at the Annual Meeting. On this record date, there were 43,576,534 shares of Common Stock outstanding, our only class of voting stock. The holders of our Common Stock have the right to one vote for each share of Common Stock they held as of the record date. We do not have cumulative voting rights for the election of directors.
In accordance with Delaware law, a list of stockholders entitled to vote at the meeting will be accessible for ten days prior to the meeting at our principal place of business, 314 Main Street, Cambridge, Massachusetts 02142, between the hours of 9:00 a.m. and 5:00 p.m. (Eastern Daylight Time).
How are votes counted?
Each share of Common Stock is entitled to one vote. Votes will be counted by the inspector of elections appointed for the Annual Meeting. Prior to the Annual Meeting, the inspector will sign an oath to perform their duties in an impartial manner and according to the best of their ability. The inspector will determine the number of shares represented at the Annual Meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties. The determination of the inspector of elections as to the validity of proxies will be final and binding.
How do I vote?
Stockholder of Record: Shares Registered in Your Name
If on April 13, 2023, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. Stockholders of record may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy on the internet or via telephone as instructed below or submit your proxy card to ensure your vote is counted.
If you are a stockholder of record, you may vote at the Annual Meeting or by one of the following methods:
•
By Internet — You may vote by using the internet at www.proxyvote.com by following the instructions for internet voting on the Notice or (if you received a proxy card by mail) proxy card mailed to you. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Daylight Time on June 8, 2023. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

•
By Telephone — You may vote by telephone by following the instructions on the Notice or (if you received a proxy card by mail) the proxy card mailed to you. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Daylight Time on June 8, 2023. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

•
By Mail — You may vote by mail by requesting, completing and mailing in a paper proxy card, as outlined in the Notice.

•
If you wish to vote electronically at the Annual Meeting, instructions on how to attend and vote at the Annual Meeting are described at www.virtualshareholdermeeting.com/THRX2023.

The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to virtually attend the Annual Meeting.
We provide internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on April 13, 2023, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you may direct your broker or other agent on how to vote the shares in your account. Instructions for granting proxies with these proxy materials from that organization rather than from us. A number of brokers and banks participate in a program provided through Broadridge Financial Services that enables beneficial holders to grant proxies to vote shares via telephone or the internet. If your shares are held by a broker or bank that participates in the Broadridge program, you may grant a proxy to vote those shares telephonically by calling the telephone number on the instructions received from your broker or bank, or via the internet at Broadridge’s website at www.proxyvote.com. To vote by internet during the Annual Meeting, you must obtain your 16-digit control number from your broker, bank, or other agent.
You do not need to attend the virtual Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “Can I change or revoke my vote after submitting my proxy?” below.
How will my shares be voted if I mark “Abstain” on my proxy card or when voting on the internet or via telephone?
We will count a properly executed proxy card or submitted vote marked “Abstain” as present for purposes of determining whether a quorum is present, but the represented shares will not be voted at the Annual Meeting for the proposals so marked. Abstentions are not relevant to Proposal 1. Abstentions will have no effect on Proposal 2. Abstentions will have the effect of a vote against Proposal 3.
What happens if I do not give specific voting instructions?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and you:
•
indicate when voting on the internet or by telephone that you wish to vote as recommended by our Board of Directors, or

•
return a signed and dated proxy card without marking specific voting instructions,

your shares will be voted (i) “For” the election of both director nominees for Class II director, (ii) “For” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and (iii) “For” the approval of an amendment to our Amended and Restated Certificate of Incorporation (the “Charter”) to limit the liability of certain officers of the Company as permitted by recent amendments to the Delaware General Corporation Law, as disclosed herein. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using their best judgment.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If you are not a record holder, such as where your shares are held through a broker, nominee, fiduciary or other custodian, and do not provide voting instructions to the record holder of the shares in accordance with the record holder’s requirements, the organization that holds your shares may generally vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Proposal 1 and Proposal 3 are non-discretionary matters and therefore if you hold your shares through a broker, nominee, fiduciary or other custodian, your shares will not be voted on those proposals unless you provide voting instructions to the record holder. Proposal 2 is a discretionary matter therefore brokers are permitted to vote your shares held in street name for the ratification of the auditor in the absence of instructions from you. However several large brokerage firms, such as Charles Schwab and TD Ameritrade, have recently announced that they have eliminated discretionary voting even for “routine” matters. Therefore, if you hold your shares through a broker, nominee, fiduciary or other custodian, then your shares might not be voted, even for “routine” matters if you do not give voting instructions to your broker.
What proposals will be voted on at the Annual Meeting?
The following chart sets forth the proposals scheduled for a vote at the Annual Meeting, our Board of Directors recommendation with respect to such proposals, the vote required for such proposals to be approved and whether broker discretionary voting is allowed on such proposal.

Proposal		Board of Directors Recommendation	Vote Required	Broker Discretionary Voting Allowed
Proposal 1:	To elect Carl Gordon and Michael Rome as Class II directors to serve until the 2026 Annual Meeting of Stockholders or until their respective successor have been elected or appointed.	FOR	Plurality	No
Proposal 2:	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	FOR	Majority Voted	Yes
Proposal 3:	To approve an amendment to our Charter to limit the liability of certain officers of the Company as permitted by recent amendments to the Delaware General Corporation Law.	FOR	Majority of outstanding shares	No
“Plurality” means that the nominees for director receiving the greatest number of “FOR” votes will be elected. Withheld votes and “broker non-votes” will have no effect on the election of a nominee.
“Majority Voted” means the affirmative (“FOR”) vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the meeting and voting affirmatively or negatively on such matter. Abstentions and broker non-votes will not be counted “For” or “Against” this proposal and will have no effect on this proposal.
“Majority of outstanding shares” means that holders of a majority of the outstanding shares of our capital stock entitled to vote thereon, must vote FOR this proposal. Abstentions and broker non-votes will have the effect of a vote against the Amendment.
Broker Discretionary Voting occurs when a broker that does not receive voting instructions from the beneficial owner of shares has discretionary authority to vote such beneficial owner’s shares on a proposal, and votes those shares in its discretion.
What happens if additional matters are presented at the Annual Meeting?
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.
Can I change or revoke my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting.
If you are a stockholder of record, you may change or revoke your proxy in any one of four ways:
•
If you receive a proxy card, you may submit another properly completed proxy card with a later date.

•
You may re-vote by internet or by telephone as instructed above.

•
You may send a written notice that you are revoking your proxy to the Corporate Secretary of the Company at 314 Main Street, Cambridge, Massachusetts 02142.

•
You may virtually attend the Annual Meeting and vote electronically by going to www.virtualshareholdermeeting.com/THRX2023 in advance of the meeting. In order to be able to attend the Annual Meeting, you will need the 16-digit control number, which is located on your Notice, on your proxy card or in the instructions accompanying your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxyvote.com. Simply attending the meeting will not, by itself, revoke your proxy.

If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or other nominee or (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting on your own behalf.
Who will solicit proxies on behalf of our Board of Directors?
Proxies may be solicited on behalf of our Board of Directors, without additional compensation, by the Company’s directors and employees.
The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, and personal solicitation by our directors and officers (who will receive no additional compensation for such solicitation activities). You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website at www.theseusrx.com. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement.
Who will bear the cost of soliciting votes for the Annual Meeting?
We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of Theseus may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant.
What does it mean if I receive more than one proxy card or Notice?
If you receive more than one proxy card or Notice, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card or submit a proxy for each Notice to ensure that all of your shares are voted.
What if I share an address with another stockholder of Theseus?
If you reside at the same address as another Theseus stockholder, you and other Theseus stockholders residing at the same address may receive a single copy of the Notice. This process, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If you wish to receive a separate copy of the Notice, you may do so by making a written or oral request to: Theseus Pharmaceuticals, Inc., 314 Main Street, Cambridge, Massachusetts 02142, Attention: Corporate Secretary, or by calling (857) 400-9491. Upon your written or oral request, we will promptly deliver a separate copy to you. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number. The Annual Report, Proxy Statement and Notice are also available at www.proxyvote.com.

Is my vote confidential?
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Theseus or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be available on a Current Report on Form 8-K filed with the SEC within four business days after the end of the Annual Meeting.
When are stockholder proposals and nominations for director due for next year’s Annual Meeting?
If you wish to submit a proposal to be considered for inclusion in next year’s proxy materials, your proposal must be in proper form according to SEC Regulation 14A, Rule 14a-8 and received by the Corporate Secretary of the Company on or before      , 2023. If you wish to submit a proposal to be presented at the 2024 Annual Meeting of Stockholders, but which will not be included in the Company’s proxy materials, including to nominate a director, your notice must be received by the Corporate Secretary of the Company at Theseus Pharmaceuticals, Inc., 314 Main Street, Cambridge, Massachusetts 02142, Attention: Corporate Secretary, no earlier than February 9, 2024 and no later than March 11, 2024. In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) no later than April 10, 2024. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.
Proposals that are not received in a timely manner will not be voted on at the 2024 annual meeting of stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. You are advised to review our amended and restated bylaws (the “bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations. Stockholders may request a free copy of our bylaws from contacting our Corporate Secretary at 314 Main Street, Cambridge, Massachusetts 02142, Attention: Corporate Secretary.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
Directors and Executive Officers
Our directors and executive officers, and certain information about each of them as of April 13, 2023 are set forth below.
Name	Age	Position
Executive Officers:
Timothy P. Clackson, Ph.D.	57	President, Chief Executive Officer and Director
Bradford D. Dahms	35	Chief Financial Officer
William C. Shakespeare, Ph.D.	59	President of Research and Development
Victor M. Rivera, Ph.D.	58	Chief Scientific Officer
David P. Kerstein, M.D.	40	Chief Medical Officer
Non-Employee Directors:
Iain D. Dukes, MA, D.Phil.	64	Chairman and Director
Carl Gordon, CFA, Ph.D.	58	Director
Donald Hayden, MBA	67	Lead Independent Director
Michael Rome, Ph.D.	38	Director
Steven Stein, M.D.	56	Director
Kathy Yi, MBA	51	Director
Executive Officers
Timothy P. Clackson, Ph.D. has served as our President and Chief Executive Officer and as a member of our Board of Directors since May 2021. From May 2018 until April 2021, Dr. Clackson was President, Chief Technology Officer and Executive Vice President of Research and Development at Xilio Therapeutics Inc. (“Xilio”). Prior to joining Xilio, Dr. Clackson served as President of Research and Development and Chief Scientific Officer at ARIAD Pharmaceuticals, Inc., which was acquired by Takeda Pharmaceutical Company Limited in February 2017 (“ARIAD”), from June 2010 to May 2017. Prior to that, Dr. Clackson served as ARIAD’s Senior Vice President and Chief Scientific Officer from 2003, and in other roles from December 1994. Dr. Clackson has served as a member of the Board of Directors of Elevation Oncology, Inc. (Nasdaq: ELEV) since May 2020. During the past five years, Dr. Clackson has served as a member of the Board of Directors of Forma Therapeutics Holdings, Inc. (formerly Nasdaq: FMTX), Spring Bank Pharmaceuticals, Inc. (formerly Nasdaq: SBPH), and the Massachusetts Biotechnology Council. Dr. Clackson holds a Bachelor of Arts, with Honors, in Biochemistry from the University of Oxford and a Doctorate in Biology from the University of Cambridge. We believe that Dr. Clackson is qualified to serve on our Board of Directors because of the perspective and experience he provides as our President and Chief Executive Officer, in addition to his extensive leadership experience in our industry and his educational background in biology and biochemistry.
Bradford D. Dahms has served as our Chief Financial Officer since May 2021. From September 2019 to May 2021, Mr. Dahms served as Chief Financial Officer of Selecta Biosciences Inc. (Nasdaq: SELB) (“Selecta”). Prior to joining Selecta, Mr. Dahms served as Senior Vice President — Healthcare Investment Banking at Cantor Fitzgerald & Co., an investment bank, from April 2014 to August 2019. He also served as an analyst at RBC Capital Markets from 2012 to 2014, and at JPMorgan Chase & Co. from 2010 to 2012. Mr. Dahms holds a Bachelor of Science degree in Economics, with honors, from The Ohio State University.
William C. Shakespeare, Ph.D. is a founding member of Theseus Pharmaceuticals, Inc. and has served as our President of Research and Development since May 2018. From May 2018 to April 2021, Dr. Shakespeare served as a member of our Board of Directors and from 2009 to January 2017 was Vice President of Drug Discovery at ARIAD. Dr. Shakespeare holds a Doctorate in Chemistry from the University of New Hampshire and a Bachelor of Science in Chemistry from Gettysburg College.

Victor M. Rivera, Ph.D. is a founding member of Theseus Pharmaceuticals, Inc. and has served as our Chief Scientific Officer since June 2018. From February 1993 to February 2017, Dr. Rivera held several roles at ARIAD, including most recently as Vice President, Preclinical and Translational Research. Dr. Rivera holds a Doctorate in Microbiology and Molecular Genetics from Harvard Medical School and his Bachelor of Arts in Molecular Biology, magna cum laude, from Princeton University.
David P. Kerstein, M.D. has served as our Chief Medical Officer since October 2020. From November 2018 to July 2020, Dr. Kerstein served as Chief Medical Officer of Anchiano Therapeutics Ltd. Dr. Kerstein also served as Senior Medical Director of Oncology Clinical Research at Takeda Pharmaceutical Company Limited, from February 2017 to November 2018. From 2014 to 2017, Dr. Kerstein was Medical Director and then Senior Medical Director of Clinical Research at ARIAD. Prior to that, Dr. Kerstein was Director of Clinical Development and Regulatory Affairs at Boston Biomedical, Inc., a wholly-owned subsidiary of Sumitomo Dainippon Pharma Co. Ltd. Dr. Kerstein holds a Doctorate of Medicine from Tufts University School of Medicine and a Bachelor of Science in Biology, summa cum laude, from Tufts University.
Non-Employee Directors
Iain D. Dukes, MA, D.Phil. is a founding member of Theseus Pharmaceuticals, Inc. and has served as our Chairman since May 2021 and as a member of our Board of Directors since June 2018. From June 2018 until April 2021, Dr. Dukes served as our Chief Executive Officer. Dr. Dukes is a Venture Partner at OrbiMed Advisors LLC, an investment firm, which he joined in August 2016. Dr. Dukes has served as the Chief Executive Officer of Viriom Inc. since February 2019 and has also served as the Executive Chairman of Angiex Inc. since February 2020. In September 2017, Dr. Dukes co-founded Kartos Therapeutics, Inc. and Telios Pharmaceuticals, Inc. and currently serves as President at each. Dr. Dukes previously served as Senior Vice President and Head of Business Development and Licensing for Merck Research Laboratories (“Merck”) from August 2013 through May 2016. Prior to joining Merck, Dr. Dukes was Vice President of External Research & Development at Amgen, Inc. (Nasdaq: AMGN) from August 2010 to August 2013. From October 2017 to July 2020, Dr. Dukes was a board member and Chairman of KaNDy Therapeutics Ltd., which was acquired by Bayer AG in September 2020. From January 2020 to June 2020, Dr. Dukes served as supervisory board member of Themis BioScience GmbH, until it was acquired by Merck & Co. Dr. Dukes currently serves on the boards of directors of NeRRe Therapeutics Ltd., ReViral Limited (recently acquired by Pfizer (NYSE: PFE)), ENYO Pharma SA and Ikena Oncology, Inc. (Nasdaq: IKNA). Since August 2016, Dr. Dukes has also served as chairman of the board of directors of Iovance Biotherapeutics Inc. (Nasdaq: IOVA). Dr. Dukes holds Master of Jurisprudence and Doctor of Philosophy degrees from the University of Oxford, a Master of Science degree in Cardiovascular Studies from the University of Leeds and a Bachelor of Science degree in Pharmacology from the University of Bath. We believe that Dr. Dukes is qualified to serve as a member of our Board of Directors because of his valuable and extensive experience gained from prior service as our Chief Executive Officer, as well as his extensive experience in the pharmaceutical industry, including his service in senior management roles.
Carl Gordon, CFA, Ph.D. has served as a member of our Board of Directors since June 2018. Dr. Gordon is a founding member and Managing Partner and Co-Head of Global Private Equity at OrbiMed Advisors LLC, an investment firm, and has served in such roles since 1998 and 2018, respectively. Dr. Gordon currently serves on the boards of directors of Adicet Bio, Inc. (Nasdaq: ACET), Compass Therapeutics Inc. (Nadaq: CMPX), Keros Therapeutics Inc. (Nasdaq: KROS), Kinnate Biopharma, Inc. (Nasdaq: KNTE), and Terns Pharmaceuticals, Inc. (Nasdaq: TERN), as well as several private companies. Dr. Gordon previously served on the boards of directors of several companies, including Alector Inc. (Nasdaq: ALEC), Arsanis, Inc. (which merged with X4 Pharmaceuticals, Inc.) (formerly Nasdaq: ASNS), Intellia Therapeutics, Inc. (Nasdaq: NTLA), ARMO Biosciences, Inc.(formerly Nasdaq: ARMO), Gemini Therapeutics Inc. (merged with Disc Medicine, Inc.), ORIC Pharmaceuticals, Inc., Passage Bio Inc., Prevail Therapeutics Inc. (formerly Nasdaq: PRVL), Selecta Biosciences, Inc. (Nasdaq: SELB), SpringWorks Therapeutics Inc. (Nasdaq: SWTX), and Turning Point Therapeutics, Inc. (Nasdaq: TPTX). Dr. Gordon received a B.A. in Chemistry from Harvard College, a Ph.D. in Molecular Biology from the Massachusetts Institute of Technology, and was a Fellow at The Rockefeller University. We believe that Dr. Gordon is qualified to serve on our Board of Directors due to his scientific expertise, extensive business experience, and experience in venture capital and the life sciences industry.

Donald Hayden, MBA has served as a member of our Board of Directors since May 2022. Mr. Hayden has served as a director at Otsuka America Pharmaceutical, Inc., a privately held U.S. subsidiary of Otsuka Pharmaceutical Co., Ltd., since January 2010. Previously, Mr. Hayden served as Chief Executive Officer of WindMIL Therapeutics, Inc. (“WindMIL”), a privately held biotechnology company, from April 2019 to June 2022. Mr. Hayden also served as Chairman of WindMIL from January 2017 to June 2022, Chairman of RegenxBio, Inc. from February 2013 to July 2020, Chairman at Insmed Incorporated (“Insmed”), a publicly held biopharmaceutical company, from December 2010 to November 2018, director at Insmed from December 2010 to May 2019, Lead Independent Director at Amicus Therapeutics, Inc. (“Amicus”) from February 2010 to October 2018, director at Amicus from March 2006 to October 2018, Chairman at Vitae Pharmaceuticals, Inc. from March 2006 to October 2016, and director at Dimension Therapeutics, Inc., from October 2013 to July 2015. From 1991 to 2006, Mr. Hayden held several executive positions with Bristol-Myers Squibb Company, a biopharmaceutical company, most recently serving as Executive Vice President and President, Americas. Mr. Hayden holds a B.A. from Harvard University and an M.B.A. from Indiana University. Mr. Hayden has specific attributes that qualify him to continue to serve as a member of the Board of Directors, including his broad experience in the biotechnology and pharmaceutical industry, his service chairing public and private company boards, his experience helping shape new technologies, products and markets and his experience leading health care businesses in the United States and internationally.
Michael Rome, Ph.D. has served as a member of our Board of Directors since January 2021. Dr. Rome has served in various roles with Foresite Capital Management, an investment firm, since August 2016, including serving as Managing Director since May 2020. Prior to that, he served as an Analyst at DAFNA Capital Management LLC, a healthcare hedge fund, from September 2015 to July 2016. Dr. Rome also worked in early-stage drug development as a Senior Scientist for Vault Pharma, an academic start-up out of the California NanoSystems Institute at the University of California, Los Angeles from April 2014 to September 2015. Dr. Rome currently serves on the boards of directors of Kinnate Biopharma Inc. (Nasdaq: KNTE) and a privately held company, Remix Therapeutics Inc. Dr. Rome has also held board observer roles (past and present) at Turning Point Therapeutics, Inc. (Nasdaq: TPTX), Nurix Therapeutics, Inc. (Nasdaq: NRIX) and several privately held companies, including Maze Therapeutics, Inc. and PACT Pharma, Inc. Dr. Rome holds a Bachelor of Science in Molecular, Cellular and Developmental Biology from the University of California, Los Angeles and a Doctorate in Biochemistry, Biophysics and Molecular Biology from the California Institute of Technology. We believe Dr. Rome is qualified to serve on our Board of Directors because of his extensive experience in investing in diverse biotechnology companies and his depth of knowledge and substantial experience as a research scientist.
Steven Stein, M.D. has served as a member of our Board of Directors since October 2022. Dr. Stein has served as the Executive Vice President and Chief Medical Officer of Incyte Corporation (“Incyte”) since 2015. In his role as Chief Medical Officer of Incyte, he oversees verticals including clinical development, clinical operations, pharmacovigilance, statistics and data management and regulatory affairs. Prior to joining Incyte, he worked at Novartis Pharmaceuticals Corporation, most recently as Senior Vice President, U.S. Clinical Development & Medical Affairs for Novartis Oncology. Prior to his tenure at Novartis, Dr. Stein worked at GSK (formerly GlaxoSmithKline) as Vice President, Global Oncology, Clinical Development and as Head of Medicines Development for Hematology and Supportive Care. Dr. Stein was previously an Assistant Professor in the Department of Medicine at the University of Pennsylvania, where he had also completed a fellowship in Hematology and Oncology. Dr. Stein earned his medical degree from the University of Witwatersrand in Johannesburg, South Africa. We believe Dr. Stein is qualified to serve on our Board of Directors due to his oncology expertise and extensive track record of bringing effective medicines through development and to patients.
Kathy Yi, MBA has served as a member of our Board of Directors since June 2021. Ms. Yi has served as Chief Operating Officer of Affini-T Therapeutics since January 2022. Previously, Ms. Yi served as Chief Financial Officer of Cerevel Therapeutics Holdings, Inc. (Nasdaq: CERE) from June 2019 to November of 2021 and as Executive Vice President and Chief Financial Officer of Sangamo Therapeutics, Inc. (Nasdaq: SGMO) from February 2017 to June 2019. Prior to that, Ms. Yi was Head of Finance at Novartis Pharmaceutical Corporation (NYSE: NVS) from February 2014 to February 2017. From 2007 to 2014, Ms. Yi held various financial management positions of increasing seniority at Life Technologies Corp., which was acquired by Thermo Fisher Scientific in 2014, including Finance Leader, Corporate FP&A from 2012 to 2014, Director of Finance, M&A/Corporate Development, from 2010 to 2012, and Director of Finance,

Global Manufacturing Operations, from 2007 to 2010. From 2001 to 2007, Ms. Yi held increasing roles of responsibilities in corporate finance at Intel Corporation. Ms. Yi currently serves as a member of board of directors for Transition Bio, Inc. Ms. Yi holds a Bachelor of Science in Chemical Engineering from the University of California at Berkeley and a Master of Business Administration from Columbia Business School. We believe Ms. Yi is qualified to serve on our Board of Directors due to her extensive business, financial and accounting experience as an executive in the pharmaceutical industry.
There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.
Corporate Governance and Board of Directors Matters
Board of Directors Composition
Our business affairs are managed under the direction of our Board of Directors, which currently consists of seven members. Our Board of Directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are divided among the three classes as follows:
•
Class I directors (terms expiring at the 2025 annual meeting of stockholders) — Dr. Dukes, Dr. Stein and Ms. Yi;

•
Class II directors (terms expiring at this Annual Meeting) — Dr. Gordon and Dr. Rome; and

•
Class III directors (terms expiring at the 2024 annual meeting of stockholders) — Dr. Clackson and Mr. Hayden.

Directors in a particular class will be elected for three-year terms at the annual meeting of stockholders in the year in which their terms expire. As a result, only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Each director’s term continues until the election and qualification of their successor, or the earlier of their death, resignation or removal. The classification of our Board of Directors may have the effect of delaying or preventing changes in our control or management.
Director Independence
Our Common Stock is listed on the Nasdaq Global Select Market (“Nasdaq”). Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors within 12 months from the date of listing. In addition, the rules of Nasdaq require that, subject to specified exceptions, (i) a majority of the members of a listed company’s audit, compensation and nominating and corporate governance committees be independent within 90 days from the date of listing and (ii) each member of such committees must be independent within 12 months from the date of listing. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Compensation committee members must also be “non-employee directors” for purposes of Rule 16b-3 promulgated by the SEC. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To be considered to be independent for purposes of Rule 10A-3 under the Exchange Act and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in their capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries. Each of Mr. Hayden, Dr. Rome, Dr. Stein and Ms. Yi qualifies as an independent director pursuant to Rule 10A-3.
In March 2023, our Board of Directors undertook a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise their ability to exercise independent judgment in carrying out their responsibilities. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, our Board of Directors, based in part on the recommendation of its nominating and corporate governance committee, has determined that each of Mr. Hayden, Dr. Rome, Dr. Stein and Ms. Yi does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules of Nasdaq.
In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions” elsewhere in this Proxy Statement. There are no family relationships among any of our directors or executive officers.
Board of Directors Leadership Structure
Our Board of Directors is currently chaired by Dr. Dukes. As a general policy, our Board of Directors believes that separation of the positions of Chairperson of our Board of Directors and Chief Executive Officer reinforces the independence of our Board of Directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board of Directors as a whole. As such, Dr. Clackson serves as our Chief Executive Officer while Dr. Dukes serves as the Chairman of our Board of Directors but is not an officer of the Company. We currently expect and intend the positions of Chairperson of our Board of Directors and Chief Executive Officer to continue to be held by two individuals in the future.
Additionally, pursuant to our Corporate Governance Guidelines, because the Chairperson of our Board of Directors is not an independent director, the independent directors of the Board of Directors have elected Mr. Hayden as the Lead Independent Director, who provides an effective independent voice in our leadership structure. As Lead Independent Director, Mr. Hayden presides over meetings of the Board at which the Chairperson is not present, facilitates information flow and communication between the directors and the Chairperson, and performs such additional duties as determined by the Board of Directors.
Meetings of Our Board of Directors
Our Board of Directors met five times during 2022. Each member of our Board of Directors attended at least 75% or more of the aggregate of the meetings of our Board of Directors and of the committees on which they served, held during the period for which such member was a director or committee member. Members of our Board of Directors and its committees also consulted informally with management from time to time and acted at various times by written consent without a meeting during 2022. While we do not have a formal policy regarding attendance by members of our Board of Directors at our annual meetings of stockholders, all directors are encouraged to attend. Of our directors then serving, two out of six attended our 2022 annual meeting of stockholders.
Role of Our Board of Directors in Risk Oversight
One of the key functions of our Board of Directors is informed oversight of our risk management process. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure. Our executive officers are responsible for the day-to-day management of the material risks we face. Our Board of Directors administers its oversight function directly as a whole. Our Board of Directors also administers its oversight through various standing committees, that address risks inherent in their respective areas of oversight. For example, our audit committee oversees the management of risks associated with our financial reporting, accounting and auditing matters; our compensation committee oversees the management of risks associated with our compensation policies and programs; and our nominating and corporate governance committee oversees the management of risks associated with director independence, conflicts of interest, composition and organization of our Board of Directors and director succession planning.

Committees of Our Board of Directors
Our Board of Directors has established an audit committee, a compensation committee, a nominating and corporate governance committee and an equity awards committee. In the future, our Board of Directors may establish other committees to facilitate the management of our business. Our Board of Directors and its committees sets schedules for meeting throughout the year and can also hold special meetings and act by written consent from time to time, as appropriate. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors.
Our Board of Directors has delegated various responsibilities and authority to committees as generally described below. The committees regularly report on their activities and actions to the full Board of Directors. Each committee of our Board of Directors has a written charter approved by our Board of Directors.
The following table provides membership information for each of such Board of Directors committees as of April 13, 2023, the record date for the Annual Meeting:
Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Equity Awards Committee
Carl Gordon, CFA, Ph.D.
Iain D. Dukes, MA, D.Phil.
Kathy Yi, MBA	X*	X	X
Michael Rome, Ph.D.	X
Timothy P. Clackson, Ph.D.				X
Donald Hayden, MBA	X	X*	X*
Steven Stein, M.D.		X	X

*
Committee Chair.

Audit Committee
The members of our audit committee are Ms. Yi, Mr. Hayden and Dr. Rome. Ms. Yi is the chair of the audit committee. Our Board of Directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined by the applicable rules of the SEC and the listing standards of Nasdaq, and that each member has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our Board of Directors has determined that Ms. Yi qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of Nasdaq. The designation does not impose on Ms. Yi any duties, obligations or liability that are greater than are generally imposed on her as a member of our audit committee and our Board of Directors, and her designation as audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of our audit committee or our Board of Directors. The audit committee met five times during 2022.
Our audit committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq. Our audit committee charter can be found on the Investor Relations section of our website at https://theseusrx.com/. Our audit committee assists our Board of Directors with its oversight of the integrity of our financial statements; our compliance with legal and regulatory requirements; the qualifications, independence and performance of the independent registered public accounting firm; the design, implementation and performance of any internal audit function, if and when implemented; and our risk assessment and risk management. Among other things, our audit committee is responsible for reviewing and discussing with our management the adequacy and effectiveness of our disclosure controls and procedures. The audit committee discusses with our management and independent registered public accounting firm the annual audit plan and scope of audit activities, scope and timing of the annual audit of our financial statements, and the results of the audit, quarterly reviews of our financial statements and, as appropriate, initiate inquiries into certain aspects of our financial affairs. Our audit committee is responsible for establishing and overseeing procedures for the receipt, retention and treatment of any complaints regarding accounting, internal accounting controls or auditing matters, as well as for the confidential and anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has direct responsibility for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. Our audit committee has sole authority to approve the hiring and discharging of our independent registered public accounting firm, all audit engagement terms and fees and all permissible non-audit engagements with the independent auditor. Our audit committee reviews and oversees all related person transactions in accordance with our policies and procedures.
Compensation Committee
The members of our compensation committee are Mr. Hayden, Dr. Stein and Ms. Yi. Mr. Hayden is the chair of the compensation committee. Our Board of Directors has determined that each member of the compensation committee is “independent” as defined in the applicable listing standards of Nasdaq and is a “non-employee director” for purposes of Rule 16b-3 promulgated by the SEC. The compensation committee met five times during 2022.
Our compensation committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq. Our compensation committee charter can be found on the Investor Relations section of our website at https://theseusrx.com/. Our compensation committee’s primary purpose is to assist our Board of Directors with its oversight of the forms and amount of compensation for our executive officers (including officers reporting under Section 16 of the Exchange Act), the administration of our equity and non-equity incentive plans for employees and other service providers and certain other matters related to our compensation programs. In addition, our compensation committee, among other responsibilities, establishes annual corporate performance goals and objectives relevant to the compensation of our executive officers, and evaluates the performance of our Chief Executive Officer and, in consultation with him, evaluates the performance of our other executive officers (including officers reporting under Section 16 of the Exchange Act); recommends to our Board of Directors the form and amount of cash- and equity-based and other compensation to non-employee members of the Board of Directors; review and make recommendations to our Board of Directors with respect to our equity and non-equity incentive plans; and assist our Board of Directors in its oversight of the development, implementation and effectiveness of our policies and strategies relating to our human capital management function. Our principal executive officer does not participate in the determination or discussion of his own compensation or the compensation of directors. However, our principal executive officer makes recommendations to the compensation committee regarding the amount and form of the compensation of the other executive officers, and participates in our compensation committee’s deliberations about their compensation. No other executive officers participate in the determination of the amount or form of the compensation of executive officers or directors.
In 2022, the Compensation Committee retained the services of Radford, which is part of the Rewards Solutions practice at Aon plc, an independent compensation consultant (“Radford”), to assist the Compensation Committee with respect to compensation actions in 2022 with the goal of ensuring that our compensation arrangements for our Chief Executive Officer, our other senior executive officers and our non-executive directors were competitive. Radford provided data from comparable publicly traded biotechnology companies and otherwise assisted the Compensation Committee in its design of competitive compensation for our Chief Executive Officer, senior executives and non-executive directors. The Compensation Committee expects to continue to use compensation consultants to assist the Compensation Committee in determining competitive levels of executive and non-executive compensation and specific design elements of our executive compensation program and non-executive directors’ compensation program. The Compensation Committee continued to retain Radford through 2022 and 2023 in order to ensure that our compensation arrangements are competitive for 2023. After review and consultation with Radford, the Compensation Committee determined that Radford is independent and that there is no conflict of interest resulting from retaining Radford in 2022 or in 2023. In reaching these conclusions, our Compensation Committee considered the factors set forth in the applicable SEC rules and listing standards of Nasdaq.

Nominating and Corporate Governance Committee
The members of our nominating and corporate governance committee are Mr. Hayden, Dr. Stein and Ms. Yi. Mr. Hayden is the chair of the nominating and corporate governance committee. Our Board of Directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable listing standards of Nasdaq. The nominating and corporate governance committee met three times during 2022.
Our nominating and corporate governance committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq. Our nominating and corporate governance committee charter can be found on the Investor Relations section of our website at https://theseusrx.com/. Our nominating and corporate governance committee assists our Board of Directors with its oversight of and identification of individuals qualified to become members of our Board of Directors, consistent with criteria approved by our Board of Directors, and selects, or recommends that our Board of Directors select, director nominees, develops and recommends to our Board of Directors a set of corporate governance guidelines and oversees the evaluation of our Board of Directors.
Our nominating and corporate governance committee considers the following factors, in no particular order of importance: (a) various and relevant career experience, (b) relevant skills, such as an understanding of our business, (c) financial expertise, (d) diversity and (e) local and community ties. However, our nominating and corporate governance committee retains the right to modify these qualifications from time to time.
Under our corporate governance guidelines diversity is one of several critical factors that the nominating and corporate governance committee considers when evaluating the composition of our Board of Directors, amongst other critical selection criteria. We consider various diversity factors when considering director candidates, including race, ethnicity, gender, national origin, and geography. Our Board of Directors currently includes directors with a range of diversity. We believe each director contributes to our Board of Directors’ overall diversity by providing a variety of perspectives based on distinct personal and professional experiences and backgrounds. We are committed to maintaining and enhancing the diversity of our Board of Directors and in furtherance of this, the nominating and corporate governance committee will conduct annual self-evaluations to assess its performance and effectiveness, which we expect will include its consideration of diversity and other selection criteria.
Our nominating and corporate governance committee will consider director candidates recommended by stockholders and evaluate them using the same criteria as candidates identified by our Board of Directors or our nominating and corporate governance committee for consideration. If a stockholder of the Company wishes to recommend a director candidate for consideration by our nominating and corporate governance committee, the stockholder recommendation should be delivered to the Corporate Secretary of the Company at the principal executive offices of the Company, and must include information regarding the candidate and the stockholder making the recommendation.
Equity Awards Committee
Our equity awards committee acted at various times by written consent without a meeting during 2022. The members of our equity awards committee are our Chief Executive Officer and Chief Financial Officer. Pursuant to the equity awards committee charter, the function of this committee includes, among other things, granting stock options and restricted stock awards to non-executive employees under our 2021 Equity Incentive Plan within certain grant guidelines specified in the equity awards committee charter and equity awards grant policy or as adopted from time to time by our Board of Directors or compensation committee.
Board Diversity Matrix
The following table provides information in a standardized matrix pursuant to NASDAQ Rule 5606 setting forth: (i) the total number of Company board members and (ii) how those board members self-identify regarding gender, predefined race and ethnicity categories and LGBTQ+ status.

Board Diversity Matrix (As of April 13, 2023)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latino	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	6	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—
Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the fiscal year ended December 31, 2022 has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.
Code of Conduct
Our Board of Directors has adopted a code of conduct, which applies to all of our employees, officers, directors, contractors, consultants, suppliers and agents. The full text of our code of conduct is posted on the Corporate Governance section of the “Investors & Media” section of our website at http://theseusrx.com/. We intend to disclose future amendments to, or waivers of, our code of conduct as and to the extent required by SEC regulations, at the same location on our website identified above and in public filings. Our code of conduct represents the standards by which we operate and reflects that we are an ethical, mindful and transparent business. The purpose of our code of conduct is to promote honest and ethical conduct, including with respect to actual or apparent conflicts of interest between personal and professional relationships, to promote full, fair, accurate, timely and understandable disclosure in periodic reports to be filed by us, to promote compliance with applicable governmental laws, rules and regulations, promoted the protection of the Company’s assets, including corporate opportunities and confidential information, promote fair dealing practices, deter wrongdoing, promote prompt internal reporting of violations of the code of conduct to an appropriate person(s) identified in the code of conduct, and ensure accountability for adherence to the code of conduct.
Hedging and Pledging Policies
Pursuant to our insider trading policy, all employees and agents, including our executive officers and directors, are prohibited from trading in publicly-traded options, such as puts or calls, or other derivative securities in our securities, including hedging or similar transactions designed to decrease the risks associated with holding our securities. Employees are also prohibited from including our securities in a margin account or pledging our securities as collateral for a loan. Further, it is against our insider trading policy for any employee (including any executive officers) to engage in short sales of our Common Stock. Any violation of the policies may result in disciplinary action, including dismissal for cause.

Stockholder Communications with our Board of Directors
Stockholders wishing to communicate with our Board of Directors or with an individual member of our Board of Directors may do so by writing to our Board of Directors or to the particular member of our Board of Directors, care of the Corporate Secretary by mail to our principal executive offices, Attention: Corporate Secretary. The envelope should indicate that it contains a stockholder communication. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded to the director(s) to whom the communication was addressed. Please note that the foregoing communication procedure does not apply to (i) stockholder proposals pursuant to Exchange Act Rule 14a-8, 14a-19 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of April 13, 2023 for:
•
each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•
each of our directors and director nominees;

•
each of our named executive officers; and

•
all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as noted by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The table below is based upon information supplied by officers, directors and principal stockholders and Forms 4 and Schedules 13G and 13D filed with the SEC.
We have based our calculation of the percentage of beneficial ownership on 43,576,534 shares of Common Stock outstanding as of April 13, 2023. We have deemed shares of Common Stock subject to stock options that are currently exercisable or exercisable within 60 days of April 13, 2023 to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Theseus Pharmaceuticals, Inc., 314 Main Street, Cambridge, Massachusetts 02142.
	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage
Named Executive Officers and Directors:
Timothy P. Clackson, Ph.D.(1)	1,087,567	2.5%
David P. Kerstein, M.D.(2)	387,828	*%
William C. Shakespeare, Ph.D.(3)	939,412	2.1%
Iain D. Dukes, MA, D.Phil.(4)	845,856	1.9%
Carl Gordon, CFA, Ph.D.(5)	17,276,266	39.6%
Donald Hayden, MBA(6)	30,000	*%
Michael Rome, Ph.D.	—	—
Steven Stein, M.D.(7)	11,666	*%
Kathy Yi, MBA(8)	109,020	*%
All executive officers and directors as a group (11 persons)(9)	21,759,849	46.7%
5% Stockholders:
Entities affiliated with OrbiMed Advisors LLC(10)	17,233,668	39.5%
Entities affiliated with Foresite Capital(11)	4,794,621	11.0%
Entities affiliated with FMR LLC(12)	2,498,355	5.7%
Entities affiliated with Frazier Life Sciences Management, L.P.(13)	2,248,194	5.2%

*
Less than one percent.

(1)
Consists of (i) 163,650 shares of Common Stock held by Dr. Clackson, (ii) 187,380 shares of restricted stock subject to repurchase and time-based vesting held by Dr. Clackson and (iii) 736,537 shares of

Common Stock issuable upon exercise of outstanding stock options held by Dr. Clackson, which are exercisable within 60 days of April 13, 2023.
(2)
Consists of 387,828 shares of Common Stock issuable upon exercise of outstanding stock options held by Dr. Kerstein, which are exercisable within 60 days of April 13, 2023, 307,494 of which are subject to an early exercise feature for which restricted stock subject to repurchase may be issued prior to the expiration of the time-based vesting period.

(3)
Consists of (i) 376,005 shares of Common Stock held by Dr. Shakespeare, (ii) 12,944 shares of restricted stock subject to repurchase and time-based vesting held by Dr. Shakespeare and (iii) 550,463 shares of Common Stock issuable upon exercise of outstanding stock options held by Dr. Shakespeare, which are exercisable within 60 days of April 13, 2023, 380,410 of which are subject to an early exercise feature for which restricted stock subject to repurchase may be issued prior to the expiration of the time-based vesting period.

(4)
Consists of (i) 375,380 shares of Common Stock held by Dr. Dukes, (ii) 12,944 shares of restricted stock subject to repurchase and time-based vesting held by Dr. Dukes and (iii) 457,532 shares of Common Stock issuable upon exercise of outstanding stock options held by Dr. Dukes, which are exercisable within 60 days of April 13, 2023, 380,410 of which are subject to an early exercise feature for which restricted stock subject to repurchase may be issued prior to the expiration of the time-based vesting period.

(5)
Includes shares of Common Stock beneficially owned by entities affiliated with OrbiMed Advisors LLC as set forth in footnote (10) below, for which Dr. Gordon may be deemed to share voting and investment power and 42,598 shares of Common Stock issuable upon exercise of outstanding stock options held by Dr. Gordon, which are exercisable within 60 days of April 13, 2023.

(6)
Consists of (i) 10,000 shares of Common Stock held by Mr. Hayden and (ii) 20,000 shares of Common Stock issuable upon exercise of outstanding stock options held by Mr. Hayden, which are exercisable within 60 days of April 13, 2023.

(7)
Consists of 11,666 shares of Common Stock issuable upon exercise of outstanding stock options held by Dr. Stein, which are exercisable within 60 days of April 13, 2023.

(8)
Consists of 109,020 shares of Common Stock issuable upon exercise of outstanding stock options held by Ms. Yi, which are exercisable within 60 days of April 13, 2023.

(9)
Consists of (i) 18,542,804 shares of Common Stock, including 17,233,668 shares of Common Stock beneficially owned by entities affiliated with OrbiMed Advisors LLC as set forth in footnote (10) below, (ii) 226,212 shares of restricted stock subject to repurchase and time-based vesting, and (iii) 2,990,833 shares of Common Stock issuable upon exercise of outstanding stock options, which are exercisable within 60 days of April 13, 2023, 1,068,314 of which are subject to an early exercise feature for which restricted stock subject to repurchase may be issued prior to the expiration of the time-based vesting period, in each case held by our directors and executive officers as a group.

(10)
Consists of (i) 16,734,518 shares of Common Stock held directly by OrbiMed Private Investments VII, LP (“OPI VII”) and (ii) 499,150 shares of Common Stock held directly by OrbiMed Genesis Master Fund L.P. (“Genesis”). Dr. Gordon is a member of OrbiMed Advisors LLC (“OrbiMed Advisors”), and a member of our Board of Directors. OrbiMed Capital GP VII LLC (“GP VII”) is the general partner of OPI VII and OrbiMed Advisors is the managing member of GP VII. By virtue of such relationships, GP VII and OrbiMed Advisors may be deemed to have shared voting and dispositive power over the shares held by OPI VII and as a result, may be deemed to have beneficial ownership over such shares. OrbiMed Genesis GP LLC (“Genesis GP”) is the general partner of Genesis and OrbiMed Advisors is the managing member of Genesis GP. By virtue of such relationships, Genesis GP and OrbiMed Advisors may be deemed to have shared voting and dispositive power over the shares held by Genesis and as a result, may be deemed to have beneficial ownership over such shares. OrbiMed Advisors exercises its voting and investment power through a management committee comprising Dr. Gordon, Sven H. Borho and W. Carter Neild. The address for each of the entities and individuals identified in this footnote is c/o OrbiMed Advisors LLC, 601 Lexington Avenue 54th Floor, New York, NY 10022. The foregoing information is based on an amended Schedule 13D filed by OrbiMed Advisors, GP VII and Genesis GP on March 14, 2023 and Form 4s filed by OrbiMed Advisors, GP VII and Genesis GP on January 11, 2022, January 19, 2022 and November 9, 2022.

(11)
Consists of (i) 3,585,346 shares of Common Stock held by Foresite Capital V, L.P. (“FCF V”) and (ii) 1,209,275 shares of Common Stock held by Foresite Capital Opportunity Fund V, L.P. (“FCOF V”). Foresite Capital Management V, LLC (“FCM V”) is the general partner of FCF V and may be deemed to have sole voting and dispositive power over the shares held by FCF V; and Foresite Capital Opportunity Management V, LLC (“FCOM V”) is the general partner of FCOF V and may be deemed to have sole voting and dispositive power over the shares held by FCOF V. James Tananbaum, in his capacity as managing member of FCM V and FCOM V, may be deemed to have sole voting and dispositive power over all such shares. The address of Dr. Tananbaum and each of the entities listed above is 600 Montgomery Street, Suite 4500, San Francisco, CA 94111. The foregoing information is based on the information contained in a Schedule 13D/A filed by FCM V, FCF V, FCOM V, FCOF V and Dr. Tananbaum on January 3, 2023.

(12)
Based solely on the information contained in an amended Schedule 13G filed with the SEC by FMR LLC (“FMR”) and Abigail P. Johnson on February 9, 2023, FMR and Ms. Johnson are the beneficial owners of 2,498,355 shares of Common Stock. FMR has sole power to vote or direct the vote with respect to 2,498,340 shares that it beneficially owns and no shared voting power. It has sole power to dispose or direct the disposition of 2,498,355 shares that it beneficially owns and no shared dispositive power. Ms. Johnson is a director, the Chairman and the Chief Executive Officer of FMR. Members of the Johnson family, including Ms. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. The address for each person and entity listed above is 245 Summer Street, Boston, Massachusetts 02110.

(13)
Consists of (i) 908,271 shares of Common Stock held directly by Frazier Life Sciences Public Fund, L.P., (ii) 908,270 shares of Common Stock held directly by Frazier Life Sciences Public Overage Fund, L.P. and (iii) 431,653 shares of Common Stock held directly by Frazier Life Sciences XI, L.P. FHMLSP, L.P. is the general partner of Frazier Life Sciences Public Fund, L.P. and FHMLSP, L.L.C. is the general partner of FHMLSP, L.P. Patrick J. Heron, James N. Topper, Albert Cha and James Brush are the members of FHMLSP, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences Public Fund, L.P. FHMLSP Overage, L.P. is the general partner of Frazier Life Sciences Public Overage Fund, L.P. and FHMLSP Overage, L.L.C. is the general partner of FHMLSP Overage, L.P. Patrick J. Heron, James N. Topper, Albert Cha and James Brush are the members of FHMLSP Overage, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences Public Overage Fund, L.P. FHMLS XI, L.P. is the general partner of Frazier Life Sciences XI, L.P. and FHMLS XI, L.L.C. is the general partner of FHMLS XI, L.P. Patrick J. Heron, James N. Topper and Daniel Estes are the members of FHMLS XI, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences XI, L.P. The address for each person and entity listed above is c/o Frazier Life Sciences Management, L.P., 70 Willow Road, Suite 200, Menlo Park, CA 94025. The foregoing information is based solely on the information contained in an amended Schedule 13G filed with the SEC by Frazier Life Sciences Public Fund, L.P., FHMLSP, L.P., FHMLSP, L.L.C., Frazier Life Sciences Public Overage Fund, L.P., FHMLSP Overage L.P., FHMLSP Overage, L.L.C., Frazier Life Sciences XI, L.P., FHMLS XI, L.P., FHMLS XI, L.L.C., James N. Topper, Patrick J. Heron, Albert Cha, James Brush and Daniel Estes on January 23, 2023.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Policies and Procedures for Related Party Transactions
We adopted a formal written policy providing that we are not permitted to enter into any transaction, arrangement, or relationship (or series of similar transactions, arrangements, or relationships) that exceeds the lesser of $120,000 or 1% of the average of our total assets for the last two completed fiscal years and in which any related person has a direct or indirect material interest. As provided by our audit committee charter, our audit committee has the primary responsibility for the review, approval and oversight of such “related person transactions.” Under our related person transaction policy, our management is required to submit any related person transaction not previously approved or ratified by our audit committee to our audit committee. In approving or rejecting the proposed transactions, our audit committee takes into account all of the relevant facts and circumstances available and deemed relevant to our audit committee, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. Our audit committee will approve only those transactions that, as determined by our audit committee, are in, or are not inconsistent with, our best interests and the best interests of our stockholders.
Related Party Transactions
In addition to the compensation arrangements with directors and named executive officers described elsewhere in this Proxy Statement, since January 1, 2021, we were involved in the following transactions in which we were or are a party involving an amount in excess of the lesser of $120,000 or 1% of the average of our total assets for the last two completed fiscal years and in which any director, executive officer, holder of more than 5% of our capital stock, or any member of the immediate family or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.
Series B Preferred Stock Financing
In January and February 2021, we issued and sold an aggregate of 8,741,726 shares of our Series B Preferred Stock, par value $0.0001 (“Series B Preferred Stock”), at a cash purchase price of $11.45 per share for an aggregate purchase price of approximately $100.1 million. Each share of our Series B Preferred Stock converted automatically into one share of our Common Stock immediately prior to and in connection with our initial public offering.
The following table summarizes the Series B Preferred Stock purchased by related persons:
Purchaser	Shares of Series B Preferred Stock	Total Purchase Price
Entities affiliated with Foresite Capital(1)	3,056,552	$34,999,997
Entities affiliated with OrbiMed Advisors LLC(2)	1,309,950	15,000,000
Total	4,366,502	$49,999,997

(1)
Entities affiliated with Foresite Capital collectively hold more than 5% of our voting securities. Michael Rome, Ph.D. is a Managing Director of Foresite Capital and a member of our Board of Directors.

(2)
Entities affiliated with OrbiMed Advisors LLC collectively hold more than 5% of our voting securities. Carl Gordon, Ph.D. is a member of OrbiMed Advisors LLC and a member of our Board of Directors. Iain D. Dukes, MA, Ph.D. is a Venture Partner with OrbiMed Advisors LLC and a member of our Board of Directors.

Investors’ Right Agreement
In connection with the sale of our Series B Preferred Stock, we entered into an amended and restated investors’ rights agreement, dated January 22, 2021 with certain holders of our preferred stock, including entities affiliated with OrbiMed Advisors LLC and entities affiliated with Foresite Capital. These stockholders are entitled to rights with respect to the registration of their shares under the Securities Act of 1933, as amended. Other than these registration rights, all other terms of the amended and restated investors’ rights agreement terminated upon the completion of our initial public offering. Dr. Gordon is a member of OrbiMed Advisors LLC and Dr. Dukes is a Venture Partner with OrbiMed Advisors LLC. Dr. Rome is a Managing Director of Foresite Capital. Each of Dr. Gordon, Dr. Dukes and Dr. Rome are members of our Board of Directors.
Voting Agreement
In connection with the sale of our Series B Preferred Stock, we entered into an amended and restated voting agreement dated January 22, 2021 with certain holders of our preferred stock, including entities affiliated with OrbiMed Advisors LLC and entities affiliated with Foresite Capital. Under our voting agreement, certain holders of our capital stock had agreed as to the manner in which they would vote their shares of our capital stock on certain matters, including with respect to the election of directors. The parties to the voting agreement had agreed, subject to certain conditions, to vote the shares of our capital stock held by them so as to elect the following individuals as directors: (i) one individual designated by OrbiMed Private Investments VII, LP (most recently, Dr. Gordon); (ii) one individual designated by Foresite Capital Fund V, L.P. (most recently, Dr. Rome); (iii) our Chief Executive Officer (most recently, Dr. Clackson); and (iv) one individual designated by the holders a majority of the outstanding shares of Common Stock held by the parties to the voting agreement (most recently, Dr. Dukes). The voting agreement terminated upon the completion of our initial public offering and there are no further contractual obligations regarding the manner in which shares are voted with respect to the election of our directors. Dr. Gordon is a member of OrbiMed Advisors LLC and Dr. Dukes is a Venture Partner with OrbiMed Advisors LLC. Dr. Rome is a Managing Director of Foresite Capital. Each of Dr. Gordon, Dr. Dukes and Dr. Rome are members of our Board of Directors.
Right of First Refusal and Co-Sale Agreement
In connection with the sale of our Series B Preferred Stock, we entered into an amended and restated right of refusal and co-sale agreement, dated January 22, 2021 with certain holders of our preferred stock, including entities affiliated with OrbiMed Advisors LLC and entities affiliated with Foresite Capital. Under our right of refusal and co-sale agreement, certain holders of our preferred stock had the right of first refusal and co-sale relating to the shares of Common Stock held by the parties to the agreement. The right of refusal and co-sale agreement terminated upon the completion of our initial public offering. Dr. Gordon is a member of OrbiMed Advisors LLC and Dr. Dukes is a Venture Partner with OrbiMed Advisors LLC. Dr. Rome is a Managing Director of Foresite Capital. Each of Dr. Gordon, Dr. Dukes and Dr. Rome are members of our Board of Directors.
Equity Grants to Executive Officers and Directors
We have agreements with and have granted stock options and restricted stock units (“RSUs”) to certain of our executive officers and stock options to our non-employee directors, including as described in the sections titled “Executive Compensation” and “Director Compensation.” Commencing in 2023, we will continue to deploy a mix of stock options and RSUs with respect to both our initial equity grants for new hires and for our annual grants to executive officers. Members of our Board of Directors are entitled to receive compensation under our compensation program for our non-employee directors, as described under the section titled “Director Compensation — Non-Employee Director Compensation Program.”
Employment Arrangements
We have entered into offer letters with our named executive officers. For more information regarding these agreements with our named executive officers, see the sections titled “Executive Compensation” and “Director Compensation.”
Indemnification Agreements
We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements and our Charter and bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table provides information regarding the compensation of our “principal executive officer” and our next two most highly compensated executive officers during the fiscal year ended December 31, 2022 (“fiscal year 2022”) and December 31, 2021. We refer to these individuals as our “named executive officers.”
Name and Principal Position	Year	Salary ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation ($)	Total ($)
Timothy P. Clackson, Ph.D.(3) President, Chief Executive Officer and Director	2022	570,000	3,451,050	313,500	16,790(4)	4,351,340
	2021	372,239	6,401,180	195,640	―	6,969,059
William C. Shakespeare, Ph.D. Co-Founder, President of Research and Development	2022	465,000	1,380,420	186,000	15,685(5)	2,047,105
	2021	452,038	1,112,055	188,555	―	1,752,648
David P. Kerstein, M.D. Chief Medical Officer	2022	465,000	1,150,350	186,000	16,790(4)	1,818,140
	2021	409,667	486,084	163,330	―	1,059,081

(1)
Represents the aggregate grant date fair value of option awards granted to our named executive officers in 2021 and 2022 computed in accordance with FASB ASC Topic 718. See Note 11 to our audited financial statements included in the 2022 Annual Report, as filed with the SEC on March 9, 2023.

(2)
Represents cash amounts earned under our annual bonus plans with respect to performance in the applicable year, which were paid in the first quarter of the following year. Amounts earned for 2022 are equal to 100% of each named executive officer’s target bonus and amounts earned for 2021 are equal to 110% of each named executive officer’s target bonus.

(3)
Dr. Clackson commenced employment with us as our President and Chief Executive Officer in April 2021.

(4)
The amounts reported for Dr. Clackson and Dr. Kerstein include $15,250 for employer 401(k) contributions and $1,540 for a parking benefit (grossed up for taxes).

(5)
The amounts reported for Dr. Shakespeare include $15,250 for employer 401(k) contributions and $435 for a parking benefit (grossed up for taxes).

Narrative Disclosure to Summary Compensation Table
During fiscal year 2022, the compensation of our named executive officers generally consisted of base salary, annual cash incentives and equity compensation. In making executive compensation decisions, our Board of Directors considers such factors as it deems appropriate in its exercise of discretion and business judgment, including a subjective assessment of the named executive officer’s performance, the amount of vested and unvested equity held by the named executive officer, amounts paid to our other executive officers and competitive market conditions.
2022 Salaries and Annual Incentive Opportunities
Our named executive officers each receive a base salary to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.
Our Board of Directors and compensation committee may adjust base salaries from time to time in their discretion. For the fiscal year ended December 31, 2022, the annual salaries of Dr. Clackson, Dr. Shakespeare and Dr. Kerstein were $570,000, $465,000, and $465,000, respectively.

Each of our executive officers is eligible to earn an incentive bonus for each of our fiscal years beginning with fiscal year 2022, with such bonus awarded based on individual performance goals, as well as corporate goals approved by our Board of Directors or the compensation committee. During fiscal year 2022, our named executive officers were eligible to earn cash incentive bonuses based on achievement of certain corporate goals. For fiscal year 2022, the target bonus rate (as a percentage of base salary) was 55% for Dr. Clackson and 40% for each of Dr. Shakespeare and Dr. Kerstein. No other non-employee directors were entitled to an annual incentive bonus for fiscal year 2022. Annual bonuses are pro-rated based on the number of days the named executive officer is employed during the fiscal year.
Stock-Based Compensation
Prior to 2023, the equity compensation granted to our named executive officers has consisted primarily of stock options. For further details regarding the stock options granted to our named executive officers for fiscal year 2022, see the table under the section titled “— Outstanding Equity Award.”
Although we do not have a formal policy with respect to equity compensation of our named executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants promote executive retention because they incentivize our executive officers, including our named executive officers, to remain in our employment during the vesting period. Accordingly, our Board of Directors periodically reviews the equity compensation of our named executive officers and may grant equity incentive awards to them from time to time.
Health and Welfare Benefits
Our named executive officers are eligible to participate in our health and welfare plans to the same extent as other full-time employees generally. We generally do not provide our named executive officers with perquisites or other personal benefits. However, we do reimburse our named executive officers for their necessary and reasonable business and travel expenses incurred in connection with their services to us.
Employment Arrangements with our Named Executive Officers
Offer Letter with Dr. Clackson
We initially entered into an offer letter with Dr. Clackson in March 2021 in connection with the commencement of his employment, which was replaced by a new offer letter that became effective as of the date of our initial public offering. Pursuant to the terms of the new offer letter, Dr. Clackson receives an annual base salary and is eligible to receive an annual performance bonus of a specified percentage of his base salary, subject to the achievement of applicable performance metrics as determined by our Board of Directors and continued employment by us as of the date of payment.
The new offer letter provides Dr. Clackson with severance benefits if he undergoes an Involuntary Termination (as defined below), subject to his execution of a general release of claims with respect to us and our affiliates. If an Involuntary Termination occurs more than three months prior to, or more than 12 months after, the consummation of a Change in Control (as defined below), Dr. Clackson will be eligible to receive continued payments of base salary for 12 months following his termination date, a prorated annual target bonus, nine months of additional vesting on all outstanding equity awards, and payment by us of COBRA premiums at active employee rates for 12 months following his termination date. If an Involuntary Termination occurs within three months prior to, or within 12 months after, the consummation of a Change in Control, Dr. Clackson will be eligible to receive a severance payment equal to 1.5 times the sum of his base salary and annual target bonus, a prorated annual target bonus, full vesting on all outstanding equity awards, and payment by us of COBRA premiums at active employee rates for 18 months following his termination date.
Offer Letter with Dr. Shakespeare
We initially entered into an offer letter with Dr. Shakespeare in May 2018 in connection with the commencement of his employment, which was replaced by a new offer letter that became effective as of the date of our initial public offering. Pursuant to the terms of this new offer letter, Dr. Shakespeare receives an annual base salary and is eligible to receive an annual performance bonus of a specified percentage of his base salary, subject to the achievement of performance metrics as determined by our Board of Directors and continued employment by us as of the date of payment.
The new offer letter provides Dr. Shakespeare with severance benefits if he undergoes an Involuntary Termination, subject to his execution of a general release of claims with respect to us and our affiliates. If an Involuntary Termination occurs more than three months prior to, or more than 12 months after, the consummation of a Change in Control, Dr. Shakespeare will be eligible to receive continued payments of base salary for nine months following his termination date, a prorated annual target bonus, nine months of additional vesting on all outstanding equity awards, and payment by us of COBRA premiums at active employee rates for nine months following Dr. Shakespeare’s termination date. If an Involuntary Termination occurs within three months prior to, or within 12 months after, the consummation of a Change in Control, Dr. Shakespeare will be eligible to receive a severance payment equal to 1.0 times the sum of Dr. Shakespeare’s base salary and annual target bonus, a prorated annual target bonus, full vesting on all outstanding equity awards, and payment by us of COBRA premiums at active employee rates for 12 months following his termination date.
Offer Letter with Dr. Kerstein
We initially entered into an offer letter with Dr. Kerstein in October 2020 in connection with the commencement of his employment, which was replaced by a new offer letter that became effective as of the date of our initial public offering. Pursuant to the terms of the new offer letter, Dr. Kerstein receives an annual base salary and is eligible to receive an annual performance bonus of a specified percentage of his base salary, subject to the achievement of performance metrics as determined by our Board of Directors and continued employment by us as of the date of payment.
The new offer letter provides Dr. Kerstein with severance benefits if he undergoes an Involuntary Termination, subject to his execution of a general release of claims with respect to us and our affiliates. If an Involuntary Termination occurs more than three months prior to, or more than 12 months after, the consummation of a Change in Control, Dr. Kerstein will be eligible to receive continued payments of base salary for nine months following his termination date, a prorated annual target bonus, nine months of additional vesting on all outstanding equity awards, and payment by us of COBRA premiums at active employee rates for nine months following his termination date. If an Involuntary Termination occurs within three months prior to, or within 12 months after, the consummation of a Change in Control, Dr. Kerstein will be eligible to receive a severance payment equal to 1.0 times the sum of his base salary and annual target bonus, a prorated annual target bonus, full vesting on all outstanding equity awards, and payment by us of COBRA premiums at active employee rates for 12 months following his termination date.
Applicable Definitions under the Offer Letters
“Cause” means the executive’s material breach of any written agreement between the employee and us, which remains uncured 10 days following written notice of such breach, gross negligence or willful misconduct causing material harm to us, unauthorized use or disclosure of the Company’s confidential information or trade secrets that causes material harm to us, material failure to comply with our written policies or rules, conviction of or plea of “guilty” or “no contest” to a felony under the laws of the United States or any State thereof, continuing failure to perform assigned duties after receiving written notification of such failure from our Board of Directors, or failure to cooperate in good faith with government or internal investigations of the Company or our directors, officers or employees, if we have requested cooperation.
“Change in Control” means (a) the consummation of a merger or consolidation of the Company with or into another entity, (b) the sale of all or substantially all of the assets of the Company, or (c) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company’s then-outstanding voting securities. The foregoing notwithstanding, a merger or consolidation of the Company does not constitute a “Change in Control” if immediately after the merger or consolidation a majority of the voting power of the capital stock of the continuing or surviving entity, or any direct or indirect parent company of the continuing or surviving entity, will be owned by the persons who were the Company’s stockholders immediately prior to the merger or consolidation in substantially the same proportions as their ownership of the voting power of the Company’s capital stock immediately prior to the merger or consolidation.
“Good Reason” means a separation by the executive within 12 months after one of the following conditions has come into existence without the executive’s consent: a diminution of base salary, a material diminution of authority, duties or responsibilities, a required relocation of more than 50 miles, or our material breach of any agreement with the executive.
“Involuntary Termination” shall mean the executive’s involuntary discharge by us for reasons other than Cause, or the executive’s resignation for Good Reason.
Outstanding Equity Awards
The following table sets forth information regarding each unexercised option and all unvested restricted shares held by each of our named executive officers as of December 31, 2022.
The vesting schedule applicable to each outstanding award is described in the footnotes to the table below. For information regarding the vesting acceleration provisions applicable to the options and restricted shares held by our named executive officers, see the section titled “— Employment Arrangements with our Named Executive Officers.”
Options granted to certain of our named executive officers are immediately exercisable with respect to all of the option shares, subject to the continued vesting of the shares underlying any unvested options and to our repurchase right in the event the officer’s service terminates prior to vesting of such unvested shares.
Outstanding Equity Awards at 2022 Fiscal Year-End
The following table sets forth information regarding each unexercised option and all unvested restricted stock held by each of our named executive officers as of December 31, 2022.
The vesting schedule applicable to each outstanding award is described in the footnotes to the table below.
	Option Awards					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Expiration Date	Vesting Commencement Date	Number of Shares that Have Not Vested (#)	Market Value of Shares that Have Not Vested ($)(1)
		Vested (#)	Unvested (#)
Timothy P. Clackson, Ph.D.	―	―	―	―	―	4/15/2021(2)	201,793	1,004,929
	2/18/2022(3)		450,000	11.21	2/17/2032
	4/15/2021(3)	432,413	605,380	4.03	4/22/2031	―	―	―
	5/27/2021(4)	43,854	66,936	4.03	5/26/2031	―	―	―
William C. Shakespeare, Ph.D.	―	―	―	―	―	05/30/2018(5)	32,360	161,154
	2/18/2022(3)	―	180,000	11.21	2/17/2032	―	―	―
	5/27/2021(4)	33,192	194,415	4.03	5/26/2031	―	―	―
	11/18/2020(4)	9,767	26,299	4.03	3/22/2031	―	―	―
	11/18/2020(4)	93,259	251,085	0.32	12/23/2030	―	―	―
David P. Kerstein, M.D.	2/18/2022(3)	―	150,000	11.21	2/17/2032	―	―	―
	8/27/2021(3)	16,113	32,229	9.99	8/26/2031	―	―	―
	5/27/2021(3)	9,745	14,875	4.03	5/26/2031	―	―	―
	10/26/2020(3)	7,813	6,613	4.03	3/22/2031	―	―	―
	10/26/2020(3)	158,745	134,323	0.32	12/23/2030	―	―	―

(1)
In accordance with SEC rules, market value is based on the closing price of shares of Common Stock on December 30, 2022, the last trading day of the year, of $4.98.

(2)
Dr. Clackson purchased 345,930 shares upon exercise of an option prior to vesting. The unvested shares are subject to repurchase by us upon a termination of Dr. Clackson’s employment. 25% of the shares vest on the first anniversary of the vesting commencement date set forth above, and 1/48th of the shares originally purchased vest monthly thereafter, subject to continued service with us through the applicable vesting date.

(3)
25% of the option vests on the first anniversary of the vesting commencement date set forth above and in 36 equal monthly installments (i.e. over an aggregate of four years), subject to the named executive officer’s continued employment through the applicable vesting date. If the named executive officer’s employment is terminated by the Company without Cause or the named executive officer resigns for Good Reason more than 3 months prior to or more than 12 months after a change in control, then the named executive officer will be entitled to an additional 9 months of vesting. If the named executive officer’s employment is terminated by the Company without Cause or the named executive officer resigns for Good Reason within 3 months prior to or 12 months after a change in control, then 100% of the shares subject to the option will vest.

(4)
The option vests in 48 equal monthly installments beginning with the vesting commencement date set forth above (i.e. over an aggregate of four years), subject to the named executive officer’s continued employment through the applicable vesting date. If the named executive officer’s employment is terminated by the Company without Cause or the named executive officer resigns for Good Reason more than 3 months prior to or more than 12 months after a change in control, then the named executive officer will be entitled to an additional 9 months of vesting. If the named executive officer’s employment is terminated by the Company without Cause or the named executive officer resigns for Good Reason within 3 months prior to or 12 months after a change in control, then 100% of the shares subject to the option will vest.

(5)
20% of the restricted shares vested on the one-year anniversary of the vesting commencement date set forth above and 1/60th of the restricted shares vest per month thereafter (i.e., over an aggregate of five years), subject to Dr. Shakespeare’s continued employment through the applicable vesting date. If Dr. Shakespeare’s employment is terminated by the Company without Cause or he resigns for Good Reason within 12 months after a change in control, then 100% of the unvested shares will vest.

DIRECTOR COMPENSATION
The following table sets forth information about the compensation of the non-employee members of our Board of Directors who served as a director during the fiscal year ended December 31, 2022 (“fiscal year 2022”). Timothy P. Clackson, Ph.D., our Chief Executive Officer, receives no compensation for his service as a director, and is not included in the table below. See the section titled “Executive Compensation” for more information on the compensation paid to or earned by Dr. Clackson as an employee for the fiscal year ended December 31, 2022.
Name	Fees Earned or Paid in Cash(1) ($)	Option Awards(2)(3) ($)	Non-Equity Incentive Plan Compensation ($)	Total ($)
Carl Gordon, Ph.D., CFA	40,458	119,166	―	159,624
Iain D. Dukes, MA, D.Phil.	67,285	180,684	―	247,969
Donald Hayden, MBA	32,272	333,306	―	365,578
Michael Rome, Ph.D.(4)	―	―	―	―
Steven Stein, M.D.(5)	9,108	270,372	―	279,480
Kathy Yi, MBA	60,833	119,166	―	179,999

(1)
Represents cash retainers for service on our Board of Directors and any committees thereof as described under the section titled “— Non-Employee Director Compensation Program.”

(2)
Represents the aggregate grant date fair value of option awards granted to our non-employee directors in 2022 computed in accordance with FASB ASC Topic 718. See Note 11 to our audited financial statements included in the 2022 Annual Report, as filed with the SEC on March 9, 2023.

(3)
As of December 31, 2022, certain of our non-employee directors held the following number of outstanding options: Dr. Gordon — 52,678; Dr. Dukes — 509,637; Mr. Hayden — 60,000; Dr. Stein — 60,000; and Ms. Yi — 152,312. None of our other non-employee directors held outstanding options or unvested stock awards.

(4)
Dr. Rome waived any non-employee compensation for fiscal year 2022.

(5)
Dr. Stein was appointed as a member of the Board of Directors as of October 2022.

Non-Employee Director Compensation Program
We adopted an outside director compensation policy in connection with our initial public offering, which was most recently amended in March 2023.
Cash Compensation
Each member of our Board of Directors who is not an employee is eligible to receive the following annual cash retainers for their service on our Board of Directors:
Position	Annual Retainer
Board Member	$35,000
plus (as applicable):
Board Chair	$30,000
Lead Independent Director	$15,000
Audit Committee Chair	$15,000
Compensation Committee Chair	$10,000
Nominating and Corporate Governance Committee Chair	$8,000
Audit Committee Member	$7,500
Compensation Committee Member	$5,000
Nominating and Corporate Governance Committee Member	$4,000

The non-employee members of our Board of Directors are also eligible for reimbursement of their reasonable expenses incurred in attending Board of Directors and committee meetings.
Equity Compensation
During 2022, our non-employee directors were eligible to receive both an initial equity award upon joining our Board of Directors and annual equity awards in connection with each annual meeting of our stockholders as follows:
•
Initial Equity Award — Each non-employee director joining our Board of Directors automatically receives an option to purchase 60,000 shares of Common Stock under our 2021 Equity Incentive Plan. The option vests monthly over 36 months, subject to the non-employee director’s continuous service through the applicable vesting date.

•
Annual Equity Award — Following the conclusion of each regular annual meeting of stockholders, each continuing non-employee director will automatically receive an option grant to purchase 30,000 shares of Common Stock under our 2021 Equity Incentive Plan (and in the case of a non-employee director who was elected or appointed to our Board of Directors since the prior annual meeting of stockholders, the number of shares subject to the option grant will be prorated based on the number of full months of service provided since the prior annual meeting of stockholders). The annual option award will vest in full on the earlier of (i) the one-year anniversary of the date of grant or (ii) the day prior to the date of the annual meeting of stockholders next following the date the annual option award is granted, in each case, subject to the non-employee director’s continuous service through the applicable vesting date.

In addition, in April 2022, our Board of Directors approved a one-time grant of an option to purchase 15,000 shares of Common Stock under our 2021 Equity Incentive Plan to Dr. Dukes in connection with his prior transition to Board Chair. This option was automatically granted following the conclusion of the 2022 annual meeting of the stockholders, subject to Dr. Dukes continuing to serve as Board Chair through such time.
In March 2023, our Board of Directors amended the equity compensation component of our non-employee director compensation policy. Under the policy, as amended in March 2023, our non-employee directors are eligible to receive the following initial and annual equity awards as follows:
•
Initial Equity Award — Each non-employee director joining our Board of Directors automatically receives an option to purchase 52,000 shares of Common Stock under our 2021 Equity Incentive Plan. The option vests monthly over 36 months, subject to the non-employee director’s continuous service through the applicable vesting date.

•
Annual Equity Award — Following the conclusion of each regular annual meeting of stockholders, each continuing non-employee director will automatically receive an option grant to purchase 19,500 shares of Common Stock and an award of 3,250 RSUs under our 2021 Equity Incentive Plan (and in the case of a non-employee director who was elected or appointed to our Board of Directors since the prior annual meeting of stockholders, the number of shares subject to the option grant and the number of RSUs will be prorated based on the number of full months of service provided since the prior annual meeting of stockholders) (the “Annual Award”). The Annual Award will vest in full on the earlier of (i) the one-year anniversary of the date of grant or (ii) the day prior to the date of the annual meeting of stockholders next following the date the Annual Award is granted, in each case, subject to the non-employee director’s continuous service through the applicable vesting date.

The equity awards will also vest in full in the event of a “change of control” (as defined in our 2021 Equity Incentive Plan).

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides information as of December 31, 2022, with respect to shares of Common Stock that may be issued, subject to certain vesting requirements, under our existing equity compensation plans, including our: (i) the 2018 Stock Plan (the “2018 Plan”); (ii) the 2021 Equity Incentive Plan (the “2021 Plan”); and (iii) the Employee Stock Purchase Plan (the “ESPP”).
Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders	7,289,436(1)	$5.95	2,211,698(2)
Equity compensation plans not approved by stockholders	—	—	—
Total	7,289,436	$5.95	2,211,698

(1)
Includes 2,565,742 shares of Common Stock underlying options then outstanding under the 2021 Plan, and 4,723,694 shares of Common Stock underlying options then outstanding under the 2018 Plan. Excludes 345,930 restricted shares issued upon early exercise prior to vesting of an option granted under the 2018 Plan.

(2)
Represents 1,843,494 shares of Common Stock available for issuance under the 2021 Plan and 368,204 shares of Common Stock available for issuance under the ESPP. No shares are available for future issuance under the 2018 Plan.

The 2021 Plan provides for annual increases in the number of shares available for issuance thereunder on the first business day of each fiscal year, commencing in 2023, equal to the lesser of (a) 5% of the total number of shares of Common Stock outstanding on the last business day of the prior fiscal year, or (b) the number of shares determined by our Board of Directors. The ESPP provides for annual increases in the number of shares available for issuance thereunder on the first day of each fiscal year, commencing in 2023, equal to the lesser of: (1) 1% of the shares of Common Stock outstanding at that time; and (2) such other amount as our Board of Directors may determine.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Principal Accounting Fees and Services
The following table represents aggregate fees billed or to be billed to the Company for fiscal years 2022 and 2021 by Ernst & Young LLP, our principal accountant.
	Fiscal Year Ended December 31,
	2022	2021
Audit Fees(1)	$610,000	$1,614,500
Audit Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total Fees	$610,000	$1,614,500

(1)
Audit fees consist of fees for professional services performed for the audit of our annual financial statements, the required review of quarterly financial statements and services provided for the registration statement for our initial public offering and other procedures performed by the independent registered accounting firm in order for them to be able to form an opinion on our consolidated financial statements.

(2)
Audit-related fees consist of fees for assurance and related services that traditionally are performed by an independent registered accounting firm that are reasonably related to the performance of the audit or review of the financial statements. There were no such fees during 2021 and 2022.

(3)
Tax fees consist of fees for tax compliance, tax planning and tax advice. There were no such fees during 2021 and 2022.

(4)
Represents the aggregate fees for professional services rendered, other than the services reported in the three line items above. There were no such fees during 2021 and 2022.

All fees and services described above were pre-approved by our audit committee.
Pre-approval Policies and Procedures
The audit committee’s policy is to pre-approve all audit and permissible non-audit services rendered by Ernst & Young LLP, our independent registered public accounting firm. The audit committee pre- approves specified services in defined categories of audit services, audit-related services and tax services up to specified amounts, as part of the audit committee’s approval of the scope of the engagement of Ernst & Young LLP or on an individual case-by-case basis before Ernst & Young LLP is engaged to provide a service. The audit committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1
The audit committee of our Board of Directors consists of the three non-employee directors named below and operates under a written charter adopted by our Board of Directors. Our Board of Directors annually reviews the Nasdaq listing standards’ definition of independence for audit committee members and has determined that each member of the audit committee meets that standard. Our Board of Directors has also determined that Ms. Kathy Yi is an audit committee financial expert as described in applicable rules and regulations of the SEC.
The principal purpose of the audit committee is to assist our Board of Directors in its general oversight of our accounting and financial reporting processes and audits of our financial statements. The audit committee is responsible for selecting and engaging our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The audit committee’s function is more fully described in its Charter, which our Board of Directors adopted and which the audit committee reviews on an annual basis.
Our management is responsible for preparing our financial statements and our financial reporting process. Ernst & Young LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles.
The audit committee has reviewed and discussed with our management the audited financial statements of the Company included in our 2022 Annual Report.
The audit committee has also reviewed and discussed with Ernst & Young LLP the audited financial statements in the 2022 Annual Report. In addition, the audit committee discussed with Ernst & Young LLP those matters required to be discussed by the auditors with the audit committee under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”), including General Auditing Standards 1301, Communications with Audit Committees. Additionally, Ernst & Young LLP provided to the audit committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence. The audit committee also discussed with Ernst & Young LLP its independence from the Company and satisfied itself as to the independence of Ernst & Young LLP.
Based upon the review and discussions described above, the audit committee recommended to our Board of Directors that the audited financial statements be included in the Company’s 2022 Annual Report for filing with the SEC.
Submitted by the following members of the audit committee:
Kathy Yi, MBA, Chair
Donald Hayden, MBA
Michael Rome, Ph.D.

1
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Theseus under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 1 —
ELECTION OF DIRECTORS
Our Board of Directors currently consists of seven directors. Our Board of Directors is divided into three classes with staggered three-year terms. Upon expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three year term at the annual meeting of stockholders in the year in which their term expires.
Class II Nominees at the Annual Meeting
This year’s nominees for election to our Board of Directors as our Class II directors to serve for a term of three years expiring at the 2026 annual meeting of stockholders, or until their successors have been duly elected and qualified or until their earlier death, resignation or removal, are provided below. All of the nominees listed below are currently directors of the Company. The age of each director as of April 13, 2023 is set forth below.
Name	Age	Position
Carl Gordon, CFA, Ph.D.	58	Director
Michael Rome, Ph.D.	38	Director
The biographies for the director nominees set forth above and or other directors are set forth in this Proxy Statement under the heading “Directors, Executive Officers and Corporate Governance-Directors and Executive Officers.”
We have determined that each of these Class II director nominees possesses the requisite communication skills, personal integrity, business judgment, ability to make independent analytical inquiries, and willingness to devote adequate time and effort necessary to serve as an effective member of our Board of Directors. Other specific experiences, qualifications, attributes or skills of nominees that contributed to our conclusion that the nominees should serve as Class II directors are noted in their biographies.
Required Vote and Recommendation of our Board of Directors for Proposal 1
Class II Directors are elected by a plurality of the votes properly cast in person or by proxy. Our nominees for Class II director receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. However, if you are the beneficial owner of the shares, which means that your shares are held by a brokerage firm, bank, dealer, or other similar organization as your nominee, your shares will not be voted for the election of directors unless you have provided voting instructions to your nominee. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our current Board of Directors, if any. Each person nominated for election has agreed to serve if elected. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Shares voting “withheld” and broker non-votes will have no effect on this proposal.
If any substitute nominees are so designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE CLASS II DIRECTOR NOMINEES:
CARL GORDON AND MICHAEL ROME.

PROPOSAL 2 —
RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2023
The audit committee of our Board of Directors has selected Ernst & Young LLP, independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2023 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting.
Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. However, our Board of Directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee of our Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee of our Board of Directors in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, and will have the opportunity to make statements if they desire to do so and to respond to appropriate questions.
Required Vote and Recommendation of our Board of Directors for Proposal 2
The affirmative vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the meeting and voting affirmatively or negatively on such matter will be required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE RATIFICATION THE APPOINTMENT OF ERNST & YOUNG LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
ENDING DECEMBER 31, 2023.

PROPOSAL 3 —
APPROVAL OF AN AMENDMENT TO OUR CHARTER TO LIMIT THE LIABILITY OF CERTAIN OFFICERS OF THE COMPANY AS PERMITTED BY RECENT AMENDMENTS TO THE DELAWARE GENERAL CORPORATION LAW
Background
The State of Delaware, which is the Company’s state of incorporation, recently enacted legislation that enables Delaware companies to limit the liability of certain officers in limited circumstances under Section 102(b)(7) of the Delaware General Corporation Law (the “DGCL”). Amended DGCL Section 102(b)(7) only permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.
The Board of Directors believes it is important to provide protection from certain liabilities and expenses that may discourage prospective or current directors from accepting or continuing membership on corporate boards and prospective or current officers from serving corporations. In the absence of such protection, qualified directors and officers might be deterred from serving as directors or officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In particular, the Board of Directors took into account the narrow class and type of claims that such officers would be exculpated from liability pursuant to amended DGCL Section 102(b)(7), the limited number of the Company’s officers that would be impacted, and the benefits the Board of Directors believes would accrue to the Company by providing exculpation in accordance with DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce litigation costs associated with frivolous lawsuits.
The Board of Directors balanced these considerations with our corporate governance guidelines and practices and determined that it is advisable and in the best interests of the Company and our stockholders to amend our Charter. to add Article XIV to adopt amended DGCL Section 102(b)(7) and extend exculpation protection to our officers in addition to our directors. We refer to this proposed amendment to our certificate of incorporation as the “Charter Amendment” in this proxy statement.
Text of Proposed Charter Amendment
Our Charter currently provides for the exculpation of directors, but does not include a provision that allows for the exculpation of officers. To ensure the Company is able to attract and retain key officers and in an effort to reduce litigation costs associated with frivolous lawsuits, we propose to add Article XIV to our Charter. The full text of Article XIV is as follows:
“FOURTEENTH. To the fullest extent permitted by the DGCL as it now exists and as it may hereafter be amended, no officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. Without limiting the effect of the preceding sentence, if the DGCL is hereafter amended to authorize the further elimination or limitation of the liability of an officer, then the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purpose of this Article FOURTEENTH, “officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b). No amendment, repeal or modification of this Article FOURTEENTH (including due to the adoption of any provision of this Certificate of Incorporation inconsistent with this Article FOURTEENTH) shall apply to or have any adverse effect on any right or protection of, or any limitation of the liability of an officer of the Corporation existing at the time of such amendment, repeal or modification with respect to acts or omissions occurring prior to such amendment, repeal or modification.”
The proposed Certificate of Amendment to the Charter (the “Certificate of Amendment”) reflecting the foregoing Charter Amendment is attached as Appendix A to this proxy statement.
Reasons for the Proposed Charter Amendment
The Board of Directors believes it is appropriate for public companies in states that allow exculpation of officers to have exculpation clauses in their certificates of incorporation. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We expect our peers to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation, and failing to adopt the proposed Charter Amendment could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the Company.
For the reasons stated above, on March 22, 2023, the Board of Directors determined that the proposed Charter Amendment is advisable and in the best interest of the Company and our stockholders and authorized and approved the proposed Charter Amendment and directed that it be considered at the Annual Meeting. The Board of Directors believes the proposed Charter Amendment would better position the Company to attract top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability.
Additionally, it would align the protections for our officers with those protections currently afforded to our directors.
The proposed Charter Amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer.
Timing and Effect of the Charter Amendment
If the proposed Charter Amendment is approved by our stockholders, it will become effective immediately upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. Other than the addition of Article XIV to the Charter, the remainder of our Charter will remain unchanged after effectiveness of the Charter Amendment. If the proposed Charter Amendment is not approved by our stockholders, our Charter will remain unchanged. In accordance with the DGCL, the Board of Directors may elect to abandon the proposed Charter Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed Charter Amendment.
Vote Required and Board of Directors’ Recommendation
The affirmative vote of the holders of a majority of the outstanding shares of our capital stock entitled to vote thereon, is required to approve the proposed Charter Amendment. Abstentions and broker non-votes will have the effect of a vote against the Amendment. Brokers do not have the authority to exercise their discretion with respect to this Amendment if they do not receive instructions from the beneficial owner.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE APPROVAL OF THE AMENDMENT.

HOUSEHOLDING
If you reside at the same address as another Theseus stockholder, you and other Theseus stockholders residing at the same address may receive a single copy of the Notice. This process, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If you wish to receive a separate copy of the Notice, you may do so by making a written or oral request to: Theseus Pharmaceuticals, Inc., 314 Main Street, Cambridge, Massachusetts 02142, Attention: Corporate Secretary, or by calling (857) 400-9491. Upon your written or oral request, we will promptly deliver a separate copy to you. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number. The Annual Report, Proxy Statement and Notice are also available at www.proxyvote.com.
STOCKHOLDER PROPOSALS
If you wish to submit a proposal to be considered for inclusion in next year’s proxy materials, your proposal must be in proper form according to SEC Regulation 14A, Rule 14a-8 and received by the Corporate Secretary of the Company on or before           , 2023. If you wish to submit a proposal to be presented at the 2024 Annual Meeting of Stockholders, but which will not be included in the Company’s proxy materials, including to nominate a director, your notice must be received by the Corporate Secretary of the Company at Theseus Pharmaceuticals, Inc., 314 Main Street, Cambridge, Massachusetts 02142, Attention: Corporate Secretary, no earlier than February 9, 2024 and no later than March 11, 2024. In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice by the same deadline noted herein to present matters at the 2024 Annual Meeting of Stockholders. Such notice must comply with the additional requirements of Rule 14a-19(b). If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.
Proposals that are not received in a timely manner will not be voted on at the 2024 annual meeting of stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. You are advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. Stockholders may request a free copy of our bylaws from contacting our Corporate Secretary at 314 Main Street, Cambridge, Massachusetts 02142, Attention: Corporate Secretary.
OTHER MATTERS
Our Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of our Board of Directors
April   , 2023

Appendix A
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
THESEUS PHARMACEUTICALS, INC.
(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)
Theseus Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
1.   The Corporation was originally incorporated pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) on December 29, 2017. An Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 12, 2021 (the “Charter”). Pursuant to Section 242 of the DGCL, this Certificate of Amendment (this “Amendment”) amends certain provisions of the Charter.
2.   This Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.
3.   The Charter is hereby amended by adding a new Article FOURTEENTH to read in its entirety as follows:
“FOURTEENTH. To the fullest extent permitted by the DGCL as it now exists and as it may hereafter be amended, no officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. Without limiting the effect of the preceding sentence, if the DGCL is hereafter amended to authorize the further elimination or limitation of the liability of an officer, then the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purpose of this Article FOURTEENTH, “officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b). No amendment, repeal or modification of this Article FOURTEENTH (including due to the adoption of any provision of this Certificate of Incorporation inconsistent with this Article FOURTEENTH) shall apply to or have any adverse effect on any right or protection of, or any limitation of the liability of an officer of the Corporation existing at the time of such amendment, repeal or modification with respect to acts or omissions occurring prior to such amendment, repeal or modification.”
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IN WITNESS WHEREOF, this Amendment, having been duly adopted in accordance with Section 242 of the DGCL, has been duly executed by a duly authorized officer of the Corporation on this       day of           , 2023.
THESEUS PHARMACEUTICALS, INC.
By: Name: Timothy P. Clackson, Ph.D. Title: President and Chief Executive Officer

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION THESEUS PHARMACEUTICALS, INC.314 MAIN STCAMBRIDGE, MASSACHUSETTS 02142 SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 p.m. Eastern Daylight Time the day before the cut-off dateor meeting date. Have your proxy card in hand when you access the web site and followthe instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/THRX2023You may attend the meeting via the Internet and vote during the meeting. Havethe information that is printed in the box marked by the arrow available and followthe instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxycard in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V11426-P90822 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY 01) Carl Gordon02) Michael Rome2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2023.For Against Abstain! ! !THESEUS PHARMACEUTICALS, INC.1. To elect two Class II directors to serve until the 2026Annual Meeting of Stockholders, or until their respectivesuccessors have been elected or appointed.Nominees:The Board of Directors recommends you vote FOR proposal 2:! ! !ForAllWithholdAllFor AllExceptTo withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR ALLon proposal 1: 01) Carl Gordon02) Michael Rome2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2023.For Against Abstain! ! !THESEUS PHARMACEUTICALS, INC.1. To elect two Class II directors to serve until the 2026Annual Meeting of Stockholders, or until their respectivesuccessors have been elected or appointed.Nominees:The Board of Directors recommends you vote FOR proposal 2:! ! !ForAllWithholdAllFor AllExceptTo withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR ALLon proposal 1: The Board of Directors recommends you vote FOR proposal 3: 3. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Companyas permitted by recent amendments to the Delaware General Corporation Law. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V11427-P90822 THESEUS PHARMACEUTICALS, INC.Annual Meeting of StockholdersJune 9, 2023, 10:00 a.m., Eastern Daylight Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Timothy P. Clackson and Bradford D. Dahms, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Theseus Pharmaceuticals, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Daylight Time on Friday, June 9, 2023, and at any adjournment or postponement thereof, with all powers which the stockholder(s) would possess if present at the Annual Meeting of Stockholders.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors. Continued and to be signed on reverse side